VOYA MUTUAL FUNDS

Voya Global Value Advantage Fund

Supplement dated July 22, 2015

to the current Prospectus, Summary Prospectus,

and Statement of Additional Information

for the above-named Fund

Effective July 17, 2015, David Rabinowitz will no longer manage the Fund. The Fund’s Prospectus, Summary Prospectus, and Statement of Additional Information are hereby revised to remove all references to David Rabinowitz as a portfolio manager for the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE